                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) January 29, 1999 (January 19, 1999)


                         Bristol Retail Solutions, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                  0-21633              58-2235556
    (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)            File Number)      Identification No.)


5000 Birch Street, Suite 205, Newport Beach, California            92660
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (949) 475-0800


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
On January 19, 1999 the Registrant announced the appointments of Lawrence Cohen as acting chairman and chief executive officer and Michael Shimada as acting chief operating officer. Shimada is the Registrant's senior vice president and chief financial officer and will temporarily serve in a dual capacity. The appointments follow the termination on January 18, 1999 of Richard H. Walker as president and chief executive officer and the resignation of Paul Spindler as chairman and a director. Spindler has served the Registrant as a consultant since November and will continue to do so. Earlier in the month, N. Douglas Mazza resigned as chief operating officer to accept a similar position with an international non-profit organization.

EXHIBITS
99.1 Press Release-Management Reorganization announced at Bristol Retail Solutions, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BRISTOL RETAIL SOLUTIONS, INC.
                                       (Registrant)


Date:  January 29, 1999                 By: /s/ Michael S. Shimada
                                       -----------------------------------------
                                       Michael S. Shimada, Senior Vice President
                                       and Chief Financial Officer



                                       3